Investor Update October 12, 2018 NISOURCE Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Examples of forward-looking statements in this presentation include statements and expectations regarding NiSource’s or any of its subsidiaries' business, performance, growth, commitments, investment opportunities, and planned, identified, infrastructure or utility investments. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates, plans, expectations and strategy discussed in this presentation include, among other things, NiSource’s debt obligations; any changes in NiSource’s credit rating; NiSource’s ability to execute its growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; NiSource's ability to obtain expected financial or regulatory outcomes; any damage to NiSource's reputation; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of NIPSCO's electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; potential incidents and other operating risks associated with our business; the impact of the recent Greater Lawrence area Massachusetts incident, the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified work force; advances in technology; the ability of NiSource's subsidiaries to generate cash; tax liabilities associated with the separation of Columbia Pipeline Group, Inc.; NiSource’s ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; the availability of insurance to cover all significant losses and other matters set forth in Item 1A, "Risk Factors" section of NiSource’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other filings with the Securities and Exchange Commission. A credit rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the asset rating organization. In addition, dividends are subject to board approval. NiSource expressly disclaims any duty to update, supplement or amend any of its forward-looking statements contained in this presentation, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.

RESTORATION SNAPSHOT NiSource Committed to Complete Gas System Replacement for Greater Lawrence Area Because safety is our top priority, following the incident on September 13, 2018, we took immediate steps in Massachusetts and across our system to suspend similar work and enhance procedures. We saw these as reasonable steps to take in the aftermath of the incident and while facts were being gathered. Our team has been working tirelessly to restore service to the affected communities and help those whose lives have been impacted. We have leveraged a workforce of more than 3,000 employees and contractors, who are currently deployed. We continue to work cooperatively with federal, state and local officials to restore public confidence.

TIMELINE OF EVENTS

- **September 13 (~4pm):** The incident occurs, impacting the Greater Lawrence area
- **September 16 (~8am):** All impacted premises (~8,600) are safely cleared of gas and people are allowed to return home
- **September 16:** Columbia Gas commits to completely replacing the impacted natural gas distribution system in the Greater Lawrence area
- **September 17:** Columbia Gas announces a $10 million contribution to the newly formed Greater Lawrence Disaster Relief Fund to serve the needs of impacted residents
- **September 21:** Columbia Gas announces plan to restore gas service, restoration work begins
- **September 27:** NiSource announces organizational changes to deliver on commitments.
- **October 2/5:** Columbia Gas outlines details of 'Gas Ready/House Ready' Restoration Plans.
- **October 11:** NTSB releases its preliminary report.
- **November 19:** Target date for restoration of service to all homes and businesses

Gas System Restoration on Track for November 19th Completion

NiSource | NYSE: NI | nisource.com |

4

OUR CUSTOMER COMMITMENT Focused on Customer Needs We remain focused on three key areas: Taking Care of People: We continue to work with state and local leaders and a broad network of community partners to meet the needs of the people affected and to keep them fully informed as the recovery effort moves forward. Ensuring Safety: All of our actions are driven by our commitment to the safety of our customers, our communities and our employees. Regaining Trust: We are working to restore gas service as quickly as possible and are committed to taking the steps needed to re-earn the trust of our customers, communities, and public officials.

OUR CUSTOMER COMMITMENT Focused on Customer Needs Key elements to customer commitments and replacement plan include: Progressive restoration of gas service with completion targeted for November 19 Ongoing information and updates being provided to customers and other stakeholders Customer and Community Support Mobile Customer Care Centers launched 9/26/2018 Over 1,000 families provided temporary housing as of 10/8/2018 Columbia Gas donates $10M to the Greater Lawrence Disaster Relief Fund

PROGRESS TO GAS SERVICE RESTORATION

- **Making Homes and Businesses 'Gas Ready':** Replacement of the distribution system with state-of-the-art plastic mains and service lines that include modern safety features such as pressure regulation and excess flow valves at each premise.

  Progress as of October 10, 2018
  - Replaced ~24 of 44.5 miles
  - 1,297 of 6,100 services are 'Gas Ready'

- **Making Homes and Businesses 'House Ready':** Assessment teams will visit homes and businesses to assess natural gas appliances and piping, and review options with customers. Upon completion of repairs, teams will test natural gas lines for safety and install appliances.

  Progress as of October 10, 2018*
  - 287 of ~9,600 residential dwelling units are 'House Ready'
  - 35 of ~750 commercial units are 'House Ready'

Gas System Restoration is Well Underway in All Three Communities

* Estimate subject to change. Represents estimated number of dwelling units across residential and commercial customers, respectively, which includes multiple units behind commercial and residential meters. There are approximately 8,600 total meters across commercial and residential; some meters have multiple dwelling units.

NiSource | NYSE: NI | nisource.com |

7

FINANCIAL IMPLICATIONS Dedicated NiSource Team to Execute Restoration * Expected to be substantially paid through insurance recovery under NiSource policies with a combined limit of approximately $800 million. These policies are subject to various limits, conditions and exclusions; for example any potential fines, penalties and certain settlements with impacted communities would generally not be recoverable from insurance. Capital Expenditures ‘Gas Ready’ Restoration – accelerated infrastructure modernization investment to replace impacted distribution system Additional Incident Costs* Third Party Claims – including emergency response, personal injury, property/infrastructure damage claims (‘House Ready’ Restoration), temporary housing, business interruption, etc. Other Expenses – these costs include the $10M donation as well as additional employee, legal and consulting expenses

NISOURCE BUSINESS UPDATE NiSource Remains Confident in Achieving Long-Term Financial and Credit Commitments NiSource scheduled to release 3Q earnings and provide a 2018 financial outlook on November 1, 2018 Gas Distribution Columbia Gas of Virginia filed a base rate case on 8/28/2018 Columbia Gas of Pennsylvania filed a base rate case settlement on 8/31/2018 Columbia Gas of Ohio Capital Expenditure Program audit and staff report filed in September, hearing set for 11/6/2018 NIPSCO received Indiana Utility Regulatory Commission (IURC) approval of their gas rate case settlement 9/19/2018 Withdrew the Columbia Gas of Massachusetts base rate case settlement 9/19/2018 Electric Operations NIPSCO announces most viable plan to retire all remaining coal generation within the next 10 years NIPSCO continues to expect to submit Integrated Resource Plan (IRP) and file base rate case by 11/1/2018